SECURITIES PURCHASE AGREEMENT


     This SECURITIES PURCHASE AGREEMENT, dated October 12, 2000, is by and between Contera Corporation, a Delaware corporation (the "Company") and eAcceleration Corp., a Delaware corporation (the "Buyer").


                                    RECITALS:

     WHEREAS, the Buyer desires to purchase 10,000 shares (the "Initial Shares") of the common stock, par value $.001 per share (the "Common Stock"), of the Company, and 100,000 warrants (the "Initial Warrants") to purchase Common Stock, on the date hereof;

     WHEREAS, the Company desires to sell to the Buyer the Initial Shares and the Initial Warrants on the date hereof;

     WHEREAS, the Buyer desires to acquire the right to purchase 10,000 additional shares (the "Additional Shares", and together with the Initial Shares, the "Shares") of Common Stock, and the right to purchase an additional 100,000 Warrants (the "Additional Warrants", and together with the Initial Warrants, the "Warrants"), at the Buyer's sole discretion;

     WHEREAS, the Company desires to sell to the Buyer the Additional Shares and Additional Warrants; and

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties and covenants herein contained, and other good and valuable consideration, the receipt and adequacy is hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   Sale and Purchase of Shares and Warrants.

     (a) The Company hereby sells to the Buyer, and the Buyer hereby subscribes for and purchases from the Company, (i) the Initial Shares and (ii) the Initial Warrants on the date hereof, in accordance with the provisions of this Agreement and applicable law. The Initial Warrants shall have an exercise price of $5.00 per share and shall have the terms of, and be evidenced by, a Warrant certificate, the form of which is attached to this Agreement as Exhibit A.

     (b) The Buyer shall have the right on a date to be determined by the Buyer (the "Additional Closing Date"), in the sole discretion of the Buyer, to purchase from the Company, (i) the Additional Shares and (ii) the Additional Warrants in accordance with the provisions of this Agreement and applicable law. The Additional Warrants shall have an exercise price of

$5.00 per share and shall have the terms of, and be evidenced by, a Warrant certificate, the form of which is attached to this Agreement as Exhibit A.

     2.   Amount of Consideration.

     (a) In consideration for (i) the issuance of the Initial Shares and the Initial Warrants to the Buyer by the Company pursuant to Paragraph 1(a) above and (ii) the right to purchase the Additional Shares and Additional Warrants, as set forth in Paragraph 1(b) above, The Buyer shall pay and deliver to the Company an aggregate of $50,000 on the date hereof.

     (b) In consideration for the issuance of the Additional Shares and the Additional Warrants to the Buyer by the Company on the Additional Closing Date pursuant to Paragraph 1(b) above, the Buyer shall pay and deliver to the Company an additional $50,000 on the Additional Closing Date.

     3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to and covenants with the Buyer as follows:

     (a) Corporate Status and Capitalization. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by the Company and to carry on the business of the Company, as it is now being conducted, and (iii) is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the character of the properties owned or leased by the Company and/or the nature of the activities conducted by the Company makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not prevent the Company from performing any of its material obligations under this Agreement and would not have a material adverse effect on the business, operations or financial condition of the Company (a "Material Adverse Effect");

     (b) Company Capital Structure. The authorized capital stock of the Company consists of 3,000,000 shares of Common Stock, of which there are no more than 712,300 shares issued and outstanding as of the date of this Agreement. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of the Company or any agreement or document to which the Company is a party or by which it is bound.
Schedule 3(b) lists each outstanding option and warrant, if any, to acquire shares of the Common Stock as of the date of this Agreement, the name of the holder of such option or warrant, the number of shares subject to such option or warrant, the exercise price of such option or warrant, the number of shares as to which such option will have vested at such date and whether the exercisability of such option or warrant will be accelerated in any way by the transactions contemplated by this Agreement or for any other reason, and indicate the extent of acceleration, if any.

     (c) Authority of Agreement. The Company has the power and authority to accept, execute and deliver this Agreement and, to carry out its obligations hereunder; the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company; this Agreement, constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms; and the shares of Common Stock to be issued hereunder, upon issuance thereof in accordance with the terms hereof, and the shares (each, a "Warrant Share") of Common Stock issuable upon exercise of the Warrants, upon issuance in accordance with the terms of the Warrants, will be validly authorized, fully paid and non-assessable;

     (d)  Consents and Approvals; No Conflict.

         (i) The acceptance, execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder, upon acceptance by the Company (in whole or part), will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, other than (A) in connection with state securities or "blue sky" laws (the "Blue Sky laws") or (B) in connection with the filing with the Commission of a registration statement under the Securities Act upon the due exercise of the rights granted the Buyer pursuant to Section 6 of this Agreement, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Company from performing any of its material obligations under this Agreement and would not have a Material Adverse Effect; and

         (ii) The acceptance, execution, delivery and performance of this Agreement by the Company and the other agreements and documents to be executed, delivered and performed by the Company pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of the Company or, except as would not prevent the Company from performing any of its material obligations under this Subscription Agreement and would not have a Material Adverse Effect, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Company or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Company is a party or by which any of such assets or properties is bound;

     (e) Absence of Litigation. No claim, action, proceeding or investigation is pending which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect the Company's ability to consummate the transactions contemplated hereby or which would have a Material Adverse Effect;

     (f) Taxes. The Company (i) has filed or will file all federal, state and local tax returns required to be filed or sent or has obtained extensions thereof; (ii) has timely paid or made provision for all taxes shown as due and payable on its tax returns required to be filed prior to the date hereof and all assessments received by the Company; and (iii) will timely pay all taxes that will be shown as due and payable on its tax returns required to be filed after the date hereof, except to the extent that the Company is or shall be contesting such taxes and assessments in good faith by appropriate proceedings;

     (g) Extent of Offering by the Company. Subject in part to the truth and accuracy of the Company's representations set forth in Section 4(d)-(j) of this Agreement and the compliance by all agents of the Company with Rule 503(c) of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the offer, sale and issuance of the Shares and Warrants, as contemplated by this Agreement, are exempt from the registration requirements of the Securities Act and are exempt or the Company has complied with registration requirements of each state's Blue Sky laws where the Shares and Warrants are offered or sold, and the Company will not intentionally take, or intentionally not take, any action hereafter that would cause the loss of such exemption or registration;

     (h) Financial Statements. The balance sheets of December 31, 1998 and 1999 and the related statements of operations, changes in stockholders' equity and cash flows, each for each of the two years then ended (the "Financial Statements"), as included as Schedule 3(h) hereto, are correct and complete and fairly present the financial position of the Company as of the dates thereof and the results of operations of the Company for the periods covered thereby.

     (i) Absence of Undisclosed Liabilities. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except (x) as set forth in the Financial Statements or otherwise on
Schedule 3(h) or (y) as incurred in the ordinary course of business after the date of the Audited Financial Statements;

     (j) Intellectual Property Rights. Except as set forth in Schedule 3(j), the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein; and to the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a Material Adverse Effect;

     (k) Material Contracts. All material contracts of the Company are set forth in Schedule 3(k). Except as expressly set forth in Schedule 3(k), the agreements to which the Company is a party described therein are valid agreements, in full force and effect; the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements; and, to the Company's knowledge, the other contracting party(ies) thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements;

     (l) Title to Assets. Except as set forth in Schedule 3(l), the Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company;

     (m) Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as set forth in Schedule 3(m); and

     (n) Required Governmental Permits. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

     4. Representations, Warranties and Covenants of the Buyer. The Buyer hereby represents, warrants and acknowledges to and covenants and agrees with the Company as follows:

     (a) Status. The Buyer is a corporation, validly existing and in good standing under the laws of the State of Delaware with full power and authority to execute, deliver and perform its obligations hereunder; and,

     (b) Authority for Agreements. The Buyer has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder; and the execution, delivery and performance by the Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Buyer and this Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms;

     (c) Consents and Approvals, No Conflicts.

         (i) The execution and delivery of this Agreement by the Buyer do not, and the performance by the Buyer's of its obligations hereunder will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Buyer from performing any of its material obligations under this Agreement; and

         (ii) The execution, delivery and performance of this Agreement by the Buyer and the other agreements and documents to be executed, delivered and performed by the Buyer pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Buyer do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of the Buyer, or, except as would not prevent the Buyer from performing any of its material obligations under this Agreement and would not have a material adverse effect on the business, operations or financial condition of the Buyer, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Buyer or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of the Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Buyer is a party or by which any of such assets or properties is bound;

     (d) Investment Intent. The Buyer is acquiring the Shares and the Warrants, and will acquire the and the shares of Common Stock issuable upon exercise of such Warrants (the "Warrant Shares"), for the Buyer's own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state Blue Sky laws;

     (e) Investor Status. The Buyer is an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act ("Regulation D") and all of the representations and warranties of the Buyer set forth herein are correct and complete as of the date of this Agreement and as of the Additional Closing Date; and, if there should by any material change in such information prior to the Additional Closing Date, the Buyer will immediately furnish such revised or corrected information to the Company;

     (f) Intent to Transfer. The Buyer is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares, Warrants and/or Warrant Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

     (g) Sale Exempt from Registration; Company's Reliance.

         (i) The Company has advised the Buyer that neither the Shares, Warrants and/or Warrant Shares have been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration; and

         (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the Buyer's representations contained herein;

     (h) Securities to be Issued Without Registration; No Resale Without Registration. The Buyer acknowledges, understands, covenants and agrees that:

         (i) The Shares, Warrants and the Warrant Shares have not been registered under the Securities Act or any applicable state Blue Sky laws;

         (ii) As a result of such lack of registration, the Shares, Warrants and Warrant Shares may not be resold or otherwise transferred or disposed without registration pursuant to or an exemption therefrom available under the Securities Act and such state Blue Sky laws;

     (iii) In furtherance of the provisions of this Section 3(h), all of the certificate(s) representing the Shares, Warrants and Warrant Shares shall bear the restrictive legends substantially in the following forms:

     If on the certificate(s) representing the Shares and/or Warrant Shares:

               "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;"

     If on the certificate(s) representing the Warrants:

               "THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE WARRANTS HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED,
          PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE WARRANTS TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;"

     (i) Sophistication of the Buyer. The Buyer has evaluated the merits and risks of purchasing the Shares and the Warrants and has such knowledge and experience in financial and business matters that the Buyer is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Shares and the Warrants, and is able to bear the economic risk of purchasing the Shares and the Warrants, including the possibility of a complete loss with respect thereto; and

     (j) Access to Information. The Buyer has had access to such information regarding the business and finances of the Company, the Shares and the Warrants and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company including, without limitation, pursuant to a meeting and/or discussions with management of the Company;

5. Anti-Dilution Rights.

     (a) Consents on Future Securities Issuances. The Company shall not issue any shares of Common Stock, preferred stock or any options, warrants or other securities of the Company that upon exercise or conversion would give any present or future security holders thereof any rights to obtain any additional shares of Common Stock that would total, when aggregated with all issued securities of the Company on a fully diluted basis, more than one million shares of Common Stock, without the prior written consent of the Buyer.

     (b) Adjustments of Exercise Price, Number and Character of Warrant Shares, and Number of Warrants. The exercise price and the number and kind of securities purchasable upon the exercise of each of the Warrants shall be subject to adjustment from time to time upon the happening of the events enumerated in
Section 3 of the certificate evidencing the Warrants, a form of which is attached to this Agreement as Exhibit A.

6.   Registration Rights.

     (a) Defined Terms. As used in this Section 6, terms defined elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

          (i) Registerable Securities. The term "Registerable Securities" shall mean any of the Shares and Warrant Shares, including any shares of Common Stock or other securities received in connection with any stock
     split,   stock   dividend,   merger,   reorganization,  recapitalization,
     reclassification or other distribution payable or issuable upon shares of Common Stock. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act covering such Registerable Securities has been declared effective and such Registerable Securities have been disposed of pursuant to such effective registration statement, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

          (ii) Rightsholders. The term "Rightsholders" shall include the Buyer, all successors and assigns of the Buyer, and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor Rightsholder under this Agreement with respect to the transferred Registerable Securities; provided, however, the term "Rightsholders" shall not include any person or entity who has sold, transferred or assigned all of such person's or entity's Registerable Securities.

          (iii) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Section 6 shall refer to this Section 6 as a whole and not to any particular provision of this Section 6, and subsection, paragraph, clause, schedule and exhibit references are to this
     Section 6 unless otherwise specified.

     (b)  Demand Registration.

          (i) Right to Demand. Subject to Section 6(b)(ii) hereof, at any time on or after the date (the "Registration Right Exercise Commencement Date") which is twelve months following the date on which a registration statement filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Common Stock is declared or deemed effective under the Exchange Act, the Initiating Holders (as defined in paragraph 6(b)(vi) below) may make a written request (each, a "Demand Request") to the Company for registration under the Securities Act of all or part of their Registerable Securities (each, a

     "Demand Registration"). Within ten days after receipt of a Demand Request, the Company shall deliver a written notice (the "Notice") of such Demand Request to all other Rightsholders. The Company will include in such Demand Registration all Registerable Securities with respect to which the Company has been given written requests (each, a "Tag-Along Request") for inclusion therein within twenty days after the giving of the Notice. Each and every Demand Request shall be required to specify the aggregate amount of the Registerable Securities to be included in such Demand Registration by the Initiating Holders, the amount of Registerable Securities to be registered for each of the Initiating Holders and the intended method(s)
     of disposition  thereof, including whether or not such Demand  Registration
     or portion thereof is to relate   to  an   underwritten   offering,   the
     name  of  the   managing underwriter(s),  if any, and the terms of any such underwriting. Each and every Tag-Along Request shall be required to specify the amount of Registerable Securities to be registered in the Demand Registration and the intended method(s) of disposition thereof, including whether or not the Registerable Securities subject to such Tag-Along Request or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting.

          (ii) Number of Demand Registrations; Expenses. Subject to the provisions of Section 6(b)(iii) hereof, the holders of Registerable Securities shall be entitled, in the aggregate, to one Demand Registration, the Registration Expenses (as defined in Section 6(e) hereof) of which, subject to the provisions of Section 6(e), shall be borne by the Company,
     but the Company shall  not  be  responsible   for  the  payment  of  any
     underwriter's discount, commission or selling concession in connection with any of the Registerable Securities. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

          (iii)     Priority on Demand Registrations.

                    (A)  Whenever   the  Company   shall  effect  a  Demand
          Registration in connection  with an  underwritten  offering by one or
          more  Initiating  Holders, no other  securities,   including  other
          Registerable Securities shall be included in such Demand Registration, unless (1) the managing underwriter(s) with respect to such Demand Registration shall have advised the Company and each Initiating Holder whose Registerable Securities were included in the Demand Request, in writing, that the inclusion of such other securities would not adversely affect such underwritten offering or (2) the Initiating Holders shall each have consented in writing to the inclusion of such other securities. In the event of such written advice of the managing underwriter(s) or unanimous consent by the Initiating Holders, the Company will include in such Demand Registration securities of the Company in the following order of priority until the maximum number of
          securities  included in the written   advice  of  the   managing
          underwriter(s) or unanimous consent of such Initiating Holders shall be reached: (1) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand

          Request which are subject to the underwritten offering, (2) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the other holders (each, a "Rightsholder") of registration rights granted by the Company in connection with the sale of the Warrants who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (3) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag- Along Request(s) and (4) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

               (B)  Whenever   the  Company   shall  effect  a  Demand
          Registration in connection with an offering of Registerable Securities of Initiating Holders for which the intended method(s) of distribution shall not include an underwritten offering, and the holders of a majority of the Registerable Securities which were subject to the Demand Request shall advise the Company in writing that, in the opinion of such Initiating Holders, the number of securities proposed to be sold in such Demand Registration would adversely affect such offering, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of such Initiating Holders shall be reached: (1) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request, (2) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the Rightsholders who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (3) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and
          (4) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

               (C) In the event that Initiating Holders and other Rightsholders who have given a Tag-Along Request are unable to have registered the full amount of Registerable Securities which they requested to be registered pursuant to a Demand Request or Tag-Along Request, pursuant to the provisions of this Section 6(b), such Initiating Holders and other Rightsholders shall retain the right to one Demand Registration with respect to such unregistered Registerable Securities subject to such Demand Request and Tag-Along Request.

          (iv) Delay in Effecting Demand Registration. Notwithstanding anything in the foregoing to the contrary, the Company shall not be obligated to effect a Demand

     Registration at any time when the Company, in the good faith judgment of its Board of Directors made no later than 30 days after the giving of the Demand Request with respect to such Demand Registration, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would be detrimental to
     the  interests  of  Company  or  its   stockholders.   The  effectuation
     of a Demand Registration cannot be suspended, pursuant to the provisions of the preceding sentence, for more than 60 days after the date of the Board's determination referenced in the preceding sentence.

          (v)  Approval  of  Underwriter  by the  Company.  If  the  Demand
     Registration is to  involve  an  underwritten   offering,   the  managing
     underwriter(s) and each selling agent selected by those Rightsholders participating in each such underwritten offering shall be subject to the written approval of the Company, which approval may not be unreasonably withheld.

          (vi)  "Initiating   Holders"   Defined.   For  purposes  of  this
     Subscription Agreement, the term "Initiating Holders" shall mean, on any given date, those Rightsholders holding Registerable Securities and/or Warrants which, if duly exercised in accordance with their terms, would result in the issuance of Warrant Shares that would be deemed Registerable Securities under Subsection 6(a)(i), which would aggregate 50% or more of the total Registerable Securities and Warrants that would be outstanding on such date.

     (c)  Piggy-Back Registration.

          (i) If at any time, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a "Company Piggy-Back Notice") of such proposed filing to all of the Rightsholders owning Registerable Securities at least 30 days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such
     Rightsholders   the  opportunity to register  such  aggregate  number  of
     Registerable Securities as each such Rightsholder may request. Each such Rightsholder shall have the right, exercisable for the twenty days immediately following the giving of the Company Piggy-Back Notice, to request, by written notice (each, a "Holder Notice") to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement. The Company shall use its
     best   efforts  to  cause  the  managing   underwriter(s)   of  a  proposed
     underwritten offering to permit the inclusion  of  the   Registerable
     Securities  which were the  subject  of  all  Holder   Notices  in  such
     underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Section 6(c)(i), if the managing underwriter(s) of such underwritten offering (or, in the case of an offering not being underwritten, the Company) delivers a written opinion (or, in the case of the Company, a resolution of its Board of Directors certified by the President or Secretary of the Company) to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in its written opinion (or the Board of Directors in its resolution).

          (ii)   Number  of   Piggy-Back   Registrations;   Expenses.   The
     obligations of the Company under this Section 6(c) shall be unlimited with respect to each Rightsholder. Subject to the provisions of Section 6(e) hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this
     Section 6(c), but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection therewith.

     (d)  Registration Procedures.

          (i) Obligations of the Company. The Company will, in connection with any registration pursuant to Section 6(b) or (c) hereof, as expeditiously as possible:

               (A) prepare and file with the Commission a registration
          statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable Demand
          Requests, Tag-Along Requests and  Holder  Notices,   and  use  its
          commercially reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable. After such filing, the Company shall, as diligently as practicable, provide to each such Rightsholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each
          preliminary prospectus), all exhibits thereto  and   documents
          incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement. The obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (2) any other bona fide corporate purpose, but then only for a period not to exceed 60 days;

               (B)   prepare  and  file  with  the   Commission   such
          amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the
          disposition of  all Registerable   Securities   covered   by  such
          registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

               (C)  notify  the   Rightsholders   whose   Registerable
          Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by clause (1) of Section 6(d)(i)(J) hereof cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus
          so  that  such   registration statement, prospectus   or  document
          incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (D) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

               (E) use reasonable efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or Blue Sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
          Section 6(d)(i)(E), (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;

               (F) make available for inspection by each Rightsholder whose Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter(s); provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (G) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable
          such  Registerable   Securities to be in such denominations  and
          registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

               (H) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (2) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

               (I)  provide  a  CUSIP  number  for  all   Registerable
          Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

               (J) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (3) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and
          (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this Section 6(d)(i)(J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

               (K) if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

          (ii)  Obligations  of  Rightsholders.   In  connection  with  any
     registration  of  Registerable Securities of a  Rightsholder  pursuant to
     Section 6(b) or (c) hereof:

               (A) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

               (B) Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (2), (3), (5) and (6) of Section 6(d)(i)(C) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (1) of Section 6(d)(i)(C) hereof, or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this Section 6(d)(ii)(B) in any Demand Request, Tag-Along Request or Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder.

     (e) Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with federal securities or Blue Sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses." Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any Demand Registration if such Demand Request is subsequently withdrawn at the request of the holders of a majority of the Registerable Securities included in such Demand Registration (in which case all Rightsholders which requested the withdrawal of the Demand Registration shall bear such expenses pro rata); provided that, if, at the time of such withdrawal, such Rightsholders have learned of a material adverse change in the condition, business or prospects of the Company from that known to such Rightsholders at the time of their Demand Request, such Rightsholders shall not be required to pay any of such expenses. In either event, if such Rightsholders pay in full the expenses of such withdrawn Demand Registration, such Rightsholders shall retain the right to one Demand Registration.

     (f) Indemnification: Contribution.

          (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney's fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

          (ii) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.

          (iii) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 6(f) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim
     indemnification   or  contribution  pursuant to  this  Agreement,   such
     indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this Section 6(f). In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the
     indemnifying   party shall  assume  the  defense  thereof,   with  counsel
     reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

          (iv) Contribution.  If the  indemnification  provided for in this
     Section 6(f) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative
     fault of the  indemnifying  party and   indemnified   party,   as  well  as
     any  other  relevant   equitable considerations.  The  relative  fault of
     such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages. liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 6(f)(v) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(f)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and
     (B) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (v)  Limitation.  Anything  to the  contrary  contained  in  this
     Section 6(f) or in Section 6(g) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such
     holder  in  connection  with  any sale of Registerable   Securities  as
     contemplated herein.

     (g) Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and
(ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of
Section 6(e) hereof.

     8. Conduct of Business. During the period from the date of this Agreement until such time that the Buyer no longer holds at least five percent (5%) of the outstanding Common Stock (such percentage to include the Buyer's right to acquire shares of Common Stock through the exercise or conversion of any derivative securities, including warrants, whether or not presently exercisable or convertible), or until the Additional Closing Date, whichever is later, the Company shall continue to carry on its business diligently and in accordance with good commercial practice and to carry on its business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted, to pay its debts and taxes when due subject to good faith disputes over such debts or taxes, to pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings. In furtherance of the foregoing and subject to applicable law, the Company agrees to confer with the Buyer, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of business. In addition, without the prior written consent of the Buyer, not to be unreasonably withheld or delayed, the Company shall not:

          (a) Transfer or license to any person or entity or otherwise extend, amend or modify in any material respect any rights to intellectual property, other than in the ordinary course of business;

          (b) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a material portion of the assets of, or by any other manner, any business or any corporation, partnership interest, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of the Company, or enter into any joint venture, strategic partnership or alliance, other than in the ordinary course of business consistent with past practice; or

          (c) Sell, lease, license, encumber or otherwise dispose of any properties or assets which are material, individually or in the aggregate, to the business of the Company, except in the ordinary course of business consistent with past practice.

     9. Further Assurances. At any time and from time to time after the date hereof, the Buyer shall, without further consideration, execute and deliver to the Company, or such other party as the Company may direct, such other instruments or documents and shall take such other actions as the Company may reasonably request to carry out the transactions contemplated by this Agreement.

     10. Indemnification. The Buyer acknowledges that the Buyer understands the meaning and legal consequences of the representations, warranties, covenants and agreements contained herein, and the Buyer hereby agrees to indemnify and hold harmless the Company, and the Company's directors, officers, employees, agents and controlling persons, from and against any and all loss, damage or liability due to or arising out of a breach by the Buyer of any such representations, warranties, covenants and agreements contained herein.

     11. Miscellaneous. The Company and the Buyer may waive compliance by the other with any of the provisions of this Agreement. No waiver of any provision hereof shall be construed as a waiver of any other provision. Any waiver must be in writing. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed both parties hereto. The Distribution Agreement by and between the Company and the Buyer, dated as of March 24, 1999 is unaffected by this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Washington, without regard to its conflicts of laws principles. In connection with any legal suit, action or proceeding arising hereunder, the parties consent to the jurisdiction of the Court, County of Kitsap, and the United States District Court for the Western District of Washington. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Agreement shall not be assignable by either party without the prior written consent of the other. The rights and obligations contained in this Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.

     IN WITNESS WHEREOF, the Company and the Buyer have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.

                              CONTERA CORPORATION


                              By:    /s/ Linda A. Rodger
                                  ----------------------------------
                                  Name:  Linda A. Rodger
                                  Title: President


                              EACCELERATION CORP.


                              By:    /s/ Clint Ballard
                                  ----------------------------------
                                  Name:  Clint Ballard
                                  Title: CEO

                                    EXHIBIT A


     NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

                    VOID AFTER 5:00 P.M. ON OCTOBER 11, 2020

                               CONTERA CORPORATION
                               WARRANT CERTIFICATE

                     100,000 COMMON STOCK PURCHASE WARRANTS

                                                             Frederick, Maryland
Warrant Certificate No. A-1                               As of October 12, 2000

          THIS IS TO CERTIFY THAT, for value received, eAcceleration Corp., or registered assigns (the "Warrantholder") permitted by the terms of this Warrant Certificate, is the registered owner of the number of Common Stock Purchase Warrants (each, a "Warrant") set forth above, each Warrant entitling the owner thereof to purchase from Contera Corporation, a Delaware corporation (the "Company"), at any time on or prior to 5:00 P.M., New York City time, on October 11, 2020 (the "Expiration Time"), one duly authorized, validly issued, fully paid and nonassessable share (each, a "Warrant Share") of the common stock, par value $.001 per share ("Common Stock"), of the Company, at a purchase price of $5.00 per share (the "Exercise Price"), all subject to the terms and conditions contained herein. The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are as of the date hereof.

          As provided herein, the Exercise Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     If any term, condition or provision of this Warrant Certificate shall be declared, to any extent, invalid or unenforceable, including but not limited to the length of time until the Expiration Time the ("Term"), the remainder of the Warrant Certificate, other than the term, condition or provision held invalid or unenforceable, shall not be affected thereby and shall be considered in full force and effect and shall be valid and be enforced to the fullest extent permitted by law. It is the intention of the parties that if the Term is for a length of time which is not permitted by applicable law, or in any way construed to be invalid, a court of competent jurisdiction shall construe and interpret or reform this Warrant Certificate to provide for a Term having the maximum enforceable time period.

          This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the "Warrant Certificates."

          The rights of the registered holder of this Warrant Certificate shall be subject to the following further terms and conditions:

1.   EXERCISE OF WARRANTS.

          (a) The Warrants may be exercised, in whole or in part, on or prior to the Expiration Time by surrendering this Warrant Certificate, with the purchase form provided for herein duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney- in-fact, at the principal office of the Company, presently located at 6953 Linganore Road, Frederick, Maryland 21701, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "Company Offices"), accompanied by payment in full, either in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Exercise Price payable in respect of the Warrants being exercised; provided, however, that the shares of Common Stock must, at the time of exercise, be listed or admitted for trading on a national securities exchange, or quoted on The Nasdaq Stock Market or the Over-The-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

          (b) Notwithstanding Section 1(a) above, the Warrants may be exercised, in whole or in part, on a "cashless" basis, by stating in the attached exercise purchase form provided herein such intention and the maximum number (the
"Maximum Number") of shares of Common Stock the Warrantholder desires to purchase (and lose the right to purchase) in consideration of cancellation of Warrants in payment for such exercise. The number of shares of Common Stock the Warrantholder shall receive upon such exercise shall equal the difference between the Maximum Number and the quotient that is obtained when the product of the Maximum Number and the then current Exercise Price is divided by the then Current Market Price per share (as hereinafter defined).

          (c) On the date of exercise of the Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which the exercise relates.

          (d) As soon as practicable, but not in excess of ten days, after the exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder a certificate or certificates evidencing the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which the Warrantholder shall be entitled upon such exercise.

          (e) No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Share to the nearest whole share of Common Stock.

2.   ISSUANCE OF COMMON STOCK; RESERVATION OF SHARES.

          (a) The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          (b) The Company further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3. ADJUSTMENTS OF EXERCISE PRICE, NUMBER AND CHARACTER OF WARRANT SHARES, AND NUMBER OF WARRANTS.

          The Exercise Price and the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

          (a) Stock Dividends, Subdivisions and Combinations. In case the Company shall at any time on or before the Expiration Time:

                    (i) pay a dividend in shares of Common Stock or other stock of the Company or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;

                    (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares;

                    (iii) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

                    (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto. In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrants pursuant to this Paragraph 3(a), the Exercise Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) Extraordinary Dividends. In case the Company shall at any time on or before the Expiration Time fix a record date for the issuance of rights, options, or warrants to all holders of its outstanding shares of Common Stock, entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) which is lower than the current Market Price per share of Common Stock (as defined in Paragraph 3(g) below) on such record date, then the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which (i) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such current Market Price and (ii) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the exchangeable or convertible securities so to be offered are initially exchangeable or convertible). Such adjustment shall become effective at the close of business on such record date; however, to the extent that shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) are not delivered after the expiration of such rights, options, or warrants, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company and shall be described in a statement mailed to the Warrantholder. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.

          (c) Extraordinary Distributions. In case the Company shall at any time after the original date of issuance of the Warrants distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness or assets (excluding cash dividends and distributions payable out of consolidated net income or earned surplus in accordance with Delaware law and dividends or distributions payable in shares of stock described in Paragraph 3(a) above) or rights, options, or warrants or exchangeable or convertible securities containing the right to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock), then the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for such distribution by a fraction, of which (i) the numerator shall be the current Market Price per share of Common Stock (as defined in Paragraph 3(h)) on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a notice to the Warrantholders) of the portion of the evidences of indebtedness or assets so to be distributed or of such rights, options or warrants applicable to one share of Common Stock and (ii) the denominator shall be such current Market Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for such transaction.

          (d) Issuances of Shares of Common Stock at less than Market Price or Exercise Price. In case the Company shall at any time on or before the Expiration Date issue shares of its Common Stock (excluding shares issued in any of the transactions described in Paragraph 3(a), (b) or (c) above) for a consideration per share less than (i) the current Market Price on the date the Company fixes the offering price per share of Common Stock or (ii) the then current Exercise Price in effect immediately prior to the issuance of such shares, the Exercise Price shall be adjusted immediately thereafter so that such adjusted Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Paragraph 3(g) below) for the issuance of such additional shares would purchase at such current Market Price per share of Common Stock or the then current Exercise Price, whichever is higher, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.


          (e) Issuances of Derivative Securities at less than the Market Price or Exercise Price. In case the Company shall issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Paragraphs 3(a), (b) or (c) above) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities (determined as provided in Paragraph 3(g) below) less than (i) the current Market Price on the date the Company issues such securities or (ii) the then current Exercise Price in effect immediately prior to the issuance of such securities, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Paragraph 3(g) below) for such securities would purchase at such current Market Price per share of Common Stock or the Exercise Price in effect immediately prior to the issuance of such securities, whichever is higher, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the granted conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made. To the extent that shares of Common Stock are not issued after the expiration of the conversion or exchange feature of any such securities, the Exercise Price shall be readjusted to the Exercise Price which would have then been in effect had the adjustments been made upon the basis of the issuance of the securities which had in fact been converted or exchanged.

          (f) Whenever the Exercise Price payable upon exercise of the Warrants is adjusted pursuant to Paragraphs 3(a), (b), (c), (d) and (e) above, the number of the shares of Common Stock purchasable upon exercise of this Warrant Certificate shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant Certificate by the Exercise Price in effect on the date hereof and dividing the product so obtained by the adjusted Exercise Price.

          (g) For purposes of any computation respecting consideration received pursuant to Subsections (d) and (e) above, the following shall apply:

          (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive absent manifest error; and

          (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Paragraph 3(g).

          (h) Current Market Price Defined. For the purpose of any computation under Paragraphs 3(b), (c), (d) and/or (e), the current Market Price per share of Common Stock at any date shall be deemed to be the average daily Closing Price of the shares of Common Stock for twenty consecutive trading days ending within fifteen days before the date in question. The term "Closing Price" of the shares of Common Stock for a day or days shall mean (i) if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price regular way, or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted for trading, or
(ii) if the shares of Common Stock are not listed or admitted for trading on a national securities exchange, (A) the last transaction price for the Common Stock on The Nasdaq Stock Market ("Nasdaq") or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on Nasdaq, or (B) if the shares of Common Stock are not quoted on Nasdaq, the average of the closing bid and asked prices of the Common Stock as quoted on the Over-The-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. (the "Bulletin Board"), or (C) if the shares of Common Stock are not quoted on Nasdaq nor on the Bulletin Board, the average of the closing bid and asked prices of the common stock in the over-the-counter market, as reported by Pinksheets.com, Inc., or an equivalent generally accepted reporting service, or (iii) if on any such trading day or days the shares of Common Stock are not quoted by any such organization, the fair market value of the shares of Common Stock on such day or days, as determined in good faith by the Board of Directors of the Company, shall be used.

          (i) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change of the Exercise Price then in effect of less than five cents ($.05) per share. Any adjustment of less than five cents ($.05) per share of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to five cents ($.05) per share or more. However, upon exercise of this

Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the effective date upon which this Warrant Certificate is exercised.

          (j) Notice of  Adjustments.  Whenever  the  Exercise  Price  shall  be
adjusted   pursuant  to  this  Section  3, the Company shall promptly  deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Warrantholder.

          (k) Capital Reorganizations and Other Reclassifications. In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Paragraph 3(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Paragraph 3(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Paragraph 3(k).

          (l) Adjustments to Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the exercise price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraphs 3(a) through (e), inclusive.

          (m) Deferral of Issuance of Additional Shares in Certain Circumstances. In any case in which this Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Warrantholder exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

4.   DEFINITION OF COMMON STOCK.

          The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the date hereof except as otherwise provided in
Section 3.

5.   REPLACEMENT OF SECURITIES.

          If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6.   REGISTRATION.

          This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the "Warrant Register") maintained at the Company Offices as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7.   TRAMSFER.

     NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE
SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

8.   EXCHANGE OF WARRANT CERTIFICATES.

          This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9.   NOTICES.

          All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this Section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this
Section 9.

10.  REGISTRATION RIGHTS.

          The Warrantholder shall have these registration rights with respect to the Warrants as set forth in that certain Securities Purchase Agreement, dated as of October 12, 2000, by and between the Company and eAcceleration Corp.

11.  MISCELLANEOUS.

          This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of Washington and shall be construed and enforced in accordance with and governed by the laws of such State, without regard to its conflicts of laws principles. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

12.  EXPIRATION.

          Unless as hereinafter provided, the right to exercise these Warrants shall expire at the Expiration Time.


Dated: As of            , 2000
             -----------
                                           CONTERA CORPORATION


                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:
ATTEST:



-----------------------------
Name:
Title

                                  EXERCISE FORM



                                               Dated:                 ,
                                                     ----------------  --------


TO: CONTERA CORPORATION:

          The undersigned hereby irrevocably elects to exercise the within Warrant, to the extent of purchasing _________________ shares of Common Stock, and hereby makes payment of _____________ in payment of the actual Exercise Price thereof $__________, including (i) $__________ and (ii) cancellation of Warrants, to purchase ________ shares of Common Stock.

                               ------------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

                 Name:
                       ---------------------------------------------------------
                           (Please type or print in block letters)
             Taxpayer
       Identification
               Number:
                       ---------------------------------------------------------

              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------


                               ------------------




            Signature:
                       ---------------------------------------------------------
                       (Signature  must conform in all respects to the name of
                         the  Warrantholder as set forth on the face of this
                                       Warrant Certificate.)

                                 ASSIGNMENT FORM


                       FOR VALUE RECEIVED,
                                          --------------------------------------
                                         (Please type or print in block letters)

hereby sells, assigns and transfers unto:

                 Name:
                       ---------------------------------------------------------
                               (Please type or print in block letters)
             Taxpayer
       Identification
               Number:
                       ---------------------------------------------------------

              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------


this  Warrant   Certificate  and  the  Warrants   represented  by  this  Warrant
Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

               Dated:
                      ---------------------------------------------



            Signature:
                      ----------------------------------------------------------
                       (Signature  must conform in all respects to the name of
                         the  Warrantholder  as set forth on the face of this
                                         Warrant Certificate.)